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                           FORUM FUNDS (THE "TRUST")

                        BROWN ADVISORY REAL ESTATE FUND

                       SUPPLEMENT DATED JANUARY 24, 2008
                  TO THE STATEMENT OF ADDITIONAL INFORMATION
                             DATED OCTOBER 1, 2007
                      (AS SUPPLEMENTED DECEMBER 20, 2007)

MR. WILLIAM K. MORRILL WILL NO LONGER SERVE AS A PORTFOLIO CONSULTANT TO THE BROWN ADVISORY REAL ESTATE FUND. AS A RESULT, THE FOLLOWING REFERENCES TO MR. MORRILL AND RELATED DISCLOSURE CONTAINED IN THE MANAGEMENT SECTION OF THE STATEMENT OF ADDITIONAL INFORMATION AT PARAGRAPH F INVESTMENT ADVISORS, SUBSECTION 3 INFORMATION REGARDING PORTFOLIO MANAGERS ARE EACH DELETED:

   . the second sentence through the fourth sentence of the first paragraph of subsection 3 "Information Regarding Portfolio Managers" on page 29 starting with the sentence beginning "Effective September 28, 2006... through the sentence ending with ...Portfolio Manager for the Fund";

   . the heading titled CONFLICTS OF INTEREST FOR PORTFOLIO CONSULTANT and all of the disclosure following the heading on pages 30-31;

   . "and Portfolio Consultant" from the heading at page 32 INFORMATION CONCERNING COMPENSATION OF PORTFOLIO MANAGERS AND PORTFOLIO CONSULTANT;

   . the third sentence following the now renamed heading titled INFORMATION CONCERNING COMPENSATION OF PORTFOLIO MANAGERS that starts "The Advisor does not compensate Mr. Morrill...."on page 32; and

   . the second through the fourth paragraphs following the now renamed heading titled INFORMATION CONCERNING COMPENSATION OF PORTFOLIO MANAGERS on page 32 beginning with the paragraph that states "Mr. William K. Morrill owns an equity interest in the Advisor..." through the paragraph that ends "...and not by any client account."

                                  *    *    *

                      PLEASE RETAIN FOR FUTURE REFERENCE.